FORTIS TAX-FREE PORTFOLIOS, INC.

NEW YORK PORTFOLIO

Supplement dated October 4, 1996

To cover page of the Prospectus dated February 1, 1996



The New York Portfolio of Fortis Tax-Free Portfolios,
Inc. is currently subject to a proxy solicitation. If the proposed transaction is approved by those Portfolio shareholders holding shares on September 16, 1996, the Portfolio will be merged into the newly formed Voyageur
New York Tax-Free Fund.  Please call Fortis Shareholder
Services at 1-800-800-2638, extension 3012 if you have any questions.